UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2016

FIRST NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington	001-36741	46-1259100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 West 8th Street, Port Angeles, Washington	98362
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (360) 457-0461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of First Northwest Bancorp (the "Company") was held on November 8, 2016 ("Annual Meeting").

(b)
There were a total of 13,007,560 shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 11,861,039 shares of common stock were represented in person or by proxy, therefore, a quorum was present.

The results of the vote for the proposals presented at the Annual Meeting were as follows:
Proposal 1.  Election of Directors.  Shareholders elected the following nominees to the Board of Directors for the terms as indicated:
	FOR		WITHHELD		BROKER NON- VOTES
	No. of Votes	Percentage of shares present	No. of Votes	Percentage of shares present	No. of votes
One-Year Term
Lloyd J. Eisenman	8,797,715	92.80	682,598	7.20	2,380,726

Three-Year Term
Dana D. Behar	8,959,580	94.51	520,733	5.49	2,380,726
Cindy H. Finnie	8,899,251	93.87	581,062	6.13	2,380,726
David T. Flodstrom	8,894,295	93.82	586,018	6.18	2,380,726

Based on the voting results set forth above, Lloyd J. Eisenman was duly elected to serve as a director for a one-year term expiring at the annual meeting of shareholders in 2017 and Dana D. Behar, Cindy H. Finnie, and David T. Flodstrom were duly elected to serve as directors for a three-year term expiring at the annual meeting of shareholders in 2019; each until their successors have been duly elected and qualified.

The terms of Directors Stephen E. Oliver, David A. Blake, Craig A. Curtis, Laurence J. Hueth, Norman J. Tonina, Jr., and Jennifer Zaccardo continued.

Proposal 2.  Advisory (Non-Binding) Vote on Compensation of Named Executive Officers: Shareholders approved an advisory (non-binding) vote on the compensation of the Company's named executive officers as follows:

	Number of Votes	Percentage
For	8,872,003	93.58
Against	509,388	5.37
Abstain	98,922	1.05
Broker Non-Vote	2,380,726	--

Proposal 3.  Ratification of the Appointment of Independent Auditors: Shareholders ratified the appointment of Moss Adams LLP as the Company's independent auditor for the fiscal year ending June 30, 2017 by the following vote:

	Number of Votes	Percentage
For	11,694,084	98.59
Against	115,055	0.97
Abstain	51,900	0.44
Broker Non-Vote	--	--

(c)     None.
(d) Not applicable.

Item 7.01  Regulation FD Disclosure*
On November 9, 2016, the Company posted its Investor Presentation on the Company's website, www.ourfirstfed.com, in the Investor Relations section under "News and Market Data – Presentations".  A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being filed herewith and this list shall constitute the exhibit index:

99.1 Annual Meeting Presentation of First Northwest Bancorp
_____________
*
The information furnished under Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that Section, nor shall it be deemed incorporated by reference in any registration statement or other filings of First Northwest Bancorp under the Securities Act of 1933, as amended, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NORTHWEST BANCORP

Date: November 9, 2016	/s/Laurence J. Hueth
Laurence J. Hueth
President and Chief Executive Officer